THE MANAGERS FUNDS


VALUE FUND
CAPITAL APPRECIATION FUND
SMALL COMPANY FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY
INTERMEDIATE BOND FUND
BOND FUND
GLOBAL BOND FUND

PROSPECTUS
Dated May 1, 2001

MONEY MARKET FUND
Dated April 2, 2001


We pick the talent.  You reap the results.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Caption

TABLE OF CONTENTS

1	RISK/RETURN SUMMARY
Key Information	                              1
Performance Summary	                        6
Fees and Expenses 	                       12

2	SUMMARY OF THE FUNDS
The Managers Funds	                       14
Value Fund (formerly, Income Equity Fund)      15
Capital Appreciation Fund                      17
Small Company Fund                             19
Special Equity Fund                            21
International Equity                           23
Emerging Markets Equity Fund                   25
Intermediate Bond Fund
(formerly, Short and Intermediate Bond Fund)   27
Bond Fund                                      29
Global Bond Fund                               31
Money Market Fund                              33

3	MANAGERSCHOICE
The ManagersChoice Program                     35

4	ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices      36
A Few Words about Risk                         38

5	ABOUT YOUR INVESTMENT
Financial Highlights                           40
Your Account                                   47
How to Purchase Shares                         49
How to Sell Shares                             50
Investor Services                              51
Other Operating Policies                       52
Accounts Statements                            52
Dividends and Distributions                    52
Tax Information                                53
Description of Indexes                         54



FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS VALUE FUND, MANAGERS
CAPITAL APPRECIATION FUND, MANAGERS SMALL COMPANY FUND,
MANAGERS SPECIAL EQUITY FUND,MANAGERS INTERNATIONAL EQUITY FUND, MANAGERS EMERGING MARKETS EQUITY FUND,MANAGERS INTERMEDIATE BOND FUND, MANAGERS BOND FUND, MANAGERS GLOBAL BOND FUND or MANAGERS
MONEY MARKET FUND (each a "Fund" and collectively the "Funds"), each a series of THE MANAGERS FUNDS no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS
OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


FUND              GOAL                  PRINCIPAL STRATEGIES                PRINCIPAL RISK
                                                                               FACTORS
-----             ----                  --------------------               ---------------
VALUE FUND        Long-term capital     Invests principally in             Economic Risk
(formerly, Income appreciation from     common and preferred stocks        Intelligence Risk
Equity Fund)      equity securities;    of medium and large U.S. companies Market Risk
                  income is the secondary                                  Mid-Capitalization Stock Risk
                  objective             Seeks undervalued investments      Price Risk
			                            	                           Sector Risk

CAPITAL           Long-term capital     Invests principally in             Economic Risk
APPRECIATION FUND appreciation from     common and preferred stocks        Intelligence Risk
                  equity securities;    of medium and large U.S. companies Market Risk
                  income is the secondary                                  Mid-Capitalization Stock Risk
                  objective             Seeks investments in companies withPrice Risk
				                the potential for long-term growth Sector Risk
                                        of earnings and/or cash flow
                                        as well as companies expected to exhibit
                                        rapid growth over shorter periods

SMALL COMPANY     Long-term capital     Invests principally in             Intelligence Risk
FUND              appreciation from     common and preferred stocks        Liquidity Risk
                  equity securities     of small companies                 Market Risk
                  of small companies                                       Price Risk
                                        Seeks investments with the potentialSmall-Capitalization
						    for capital appreciation as a result  Stock Risk
                                        of earnings growth or improvements in
                                        equity valuation

SPECIAL EQUITY    Long-term capital     Invests principally in             Intelligence Risk
FUND              appreciation from     common and preferred stocks        Liquidity Risk
                  equity securities     of small and medium companies      Market Risk
                  of small- and medium-                                    Mid-Capitalization
                  capitalization        Seeks investments with the potential Stock Risk
                  companies             for capital appreciation as a resultPrice Risk
			                      of earnings growth or improvements Small-Capitalization
                                        in equity valuation                Mid-Capitalization
                                                                             Stock Risk

INTERNATIONAL     Long-term capital     Invests principally in              Currency Risk
EQUITY FUND       appreciation from     common and preferred stocks         Economic Risk
                  foreign equity        of non U.S. companues               Intelligence Risk
                  securities; income                                        Liquidity Risk
                  is the secondary      Seeks to achieve returns from capitalMarket Risk
	            objective             appreciation due to improvements in Mid-Capitalization
                                        equity valuation and earnings growth  Stock Risk
                                                                            Political Risk
                                                                            Small-Capitalization
                                                                              Stock

EMERGING MARKETS  Long-term capital     Invests principally in                Currency Risk
EQUITY FUND       appreciation from     common and preferred stocks           Economic Risk
                  emerging market       of companies in emerging market       Emerging Markets Risk
                  equity securities     and developing countries              Intelligence Risk
                                                                              Liquidity Risk
			                      Seeks to achieve returns from capital Market Risk
                                        appreciation due to improvements in   Mid-Capitalization Stock Risk
                                        equity valuation and earnings growth  Political Risk
                                                                                Small-Capitalization Stock Risk

INTERMEDIATE BOND High current income    Invests principally in               Credit Risk
FUND (formerly,   by investing in a      investment grade debt securities     Economic Risk
Short and         portfolio of fixed-                                         Intelligence Risk
Intermediate Bond income securities      Maintains an average weighted        Interest Rate Risk
Fund)                                    maturity of between 3-10 years       Liquidity Risk

                                         Seeks to achieve incremental return
                                         through analysis of relative credit
                                         and valuation of debt securities

BOND FUND         High current income    Invests principally in                Credit Risk
                  by investing           investment grade debt securities      Economic Risk
                  primarily in fixed-    of any maturity                       Intelligence Risk
                  income securities                                            Interest Rate Risk
                                         Seeks to achieve incremental return   Liquidity Risk
	                                   through analysis of relative credit
                                         and valuation of debt securities

GLOBAL BOND FUND  High total return,     Invests principally in high           Currency Risk
                  both through income    quality debt securities of            Economic Risk
                  and capital            government, corporate and             Intelligence Risk
                  appreciation, by       supranational organizations           Interest Rate Risk
                  investing primarily                                          Liquidity Risk
	            in domestic and        Seeks to achieve incremental return   Non-Diversified Fund Risk
                  foreign fixed-         through credit analysis and           Political Risk
                  income securities      anticipation of changes in interest
                                         rates within and among various countries

MONEY MARKET FUND Maximize current incomeInvests all of its assets in a master Credit Risk
                  and maintain a high    portfolio, which invests in a broad   Inflation Risk
                  level of liquidy       spectrum of money market securities,  Intelligence Risk
                                         such as U.S. Government securities,   Interest Rate Risk
                                         commercial paper and corporate debt

PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. As with investments in any of the Funds, an investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following is a discussion of the principal risk factors of the Funds.

CREDIT RISK	The likelihood that a debtor will be unable
to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investors Services, Inc. and Standard & Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

CURRENCY RISK	The value of foreign securities in an investor's home
currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

ECONOMIC RISK	The prevailing economic environment is important to the
health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

EMERGING MARKETS RISK	Investments in emerging markets securities involve all
of the risks of investments in foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

INFLATION RISK	Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTELLIGENCE RISK Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional investment managers to manage assets. Investment managers evaluate investments relative to all of these risks and allocate assets accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that investment managers may make poor decisions or use investment philosophies that turn out to be wrong.

INTEREST RATE RISK Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Conversely, prices will rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or DURATION over which the return on the investment is expected. The longer the duration, the higher the interest rate risk.

DURATION is the weighted avearage time (typically quoted in years)to the receipt of cash flows (principal + interest) for a bondor portfolio. It is used to evaluate such bond or portfolio's interest rate sensitivity.

LIQUIDITY RISK	This is the risk that the Fund cannot sell a security at a
reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily.
The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

MARKET RISK	Market risk is also called systematic risk.  It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of each Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be moreor less than the decrease in the value of the market. Since foreign securities tradeon different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strengththan larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

NON-DIVERSIFIED FUND RISK A Fund which is "non-diversified" can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk.

Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PRICE RISK As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities .or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or . companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

SECTOR RISK Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in that sector to decrease. Although the Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

SMALL-CAPITALIZATION STOCK RISK	Small-capitalization companies often have
greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS VALUE FUND

1991	29.7%
1992	9.9%
1993	12.5%
1994	1.0%
1995	34.4%
1996	17.1%
1997	27.2%
1998	11.7%
1999	4.2%
2000	9.8%

BEST QUARTER:  14.4% (4th QUARTER 1998)
WORST QUARTER:  -12.0% (3rd QUARTER 1998)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS CAPITAL APPRECIATION FUND

1991	32.9%
1992	10.6%
1993	16.7%
1994	-1.5%
1995	33.4%
1996	13.7%
1997	12.7%
1998	57.3%
1999	103.0%
2000	-22.2%

BEST QUARTER:  58.4% (4th QUARTER 1999)
WORST QUARTER:  -24.1 (4th QUARTER 2000)

ANNUAL TOTAL RETURNS - SINCE INCEPTION*
MANAGERS SMALL COMPANY FUND
2000	-7.1%

BEST QUARTER:  1.3% (3rd QUARTER 2000)
WORST QUARTER:  -8.1 (4th QUARTER 2000)


ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS SPECIAL EQUITY FUND

1991	49.8%
1992	16.1%
1993	17.4%
1994	-2.0%
1995	33.9%
1996	24.8%
1997	24.4%
1998	0.2%
1999	54.1%
2000	-2.6%

BEST QUARTER:  35.9% (4th QUARTER 1999)
WORST QUARTER:  -21.0% (3rd QUARTER 1998)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS INTERNATIONAL EQUITY FUND

1991	18.2%
1992	4.3%
1993	38.2%
1994	2.0%
1995	16.2%
1996	12.8%
1997	10.8%
1998	14.5%
1999	25.3%
2000	-8.5%

BEST QUARTER:	13.9% (4th QUARTER 1998)
WORST QUARTER:	-14.4 (3rd QUARTER 1998)

ANNUAL TOTAL RETURNS - SINCE INCEPTION FEBRUARY 9, 1998*
MANAGERS EMERGING MARKETS EQUITY FUND

1998	-22.6%
1999	90.1%
2000	-26.7%

BEST QUARTER:  43.7% (4th QUARTER 1999)
WORST QUARTER:  -20.6% (3rd QUARTER 1998)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS INTERMEDIATE BOND FUND

1991	12.8%
1992	11.6%
1993	8.4%
1994	-8.4%
1995	15.6%
1996	4.2%
1997	5.9%
1998	5.3%
1999	2.2%
2000	7.4%

BEST QUARTER: 4.9% (2nd QUARTER 1995)
WORST QUARTER: -4.8% (2nd QUARTER 1994)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS BOND FUND

1991	19.1%
1992	7.9%
1993	11.6%
1994	30.9%
1995	5.0%
1996	10.4%
1997	3.3%
1998	3.7%
1999	9.4%

BEST QUARTER:  9.7% (1st QUARTER 1995)
WORST QUARTER:  -3.6% (1st QUARTER 1996)

ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 25, 1994*
MANAGERS GLOBAL BOND FUND

1994	-1.5%
1995	19.1%
1996	4.4%
1997	0.2%
1998	19.3%
1999	-10.0%
2000	-1.6%

BEST QUARTER:  12.5%  (1st QUARTER 1995)
WORST QUARTER:  -5.5%  (1st QUARTER 1999)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS MONEY MARKET FUND

1991	5.3%
1992	3.1%
1993	2.5%
1994	3.2%
1995	5.4%
1996	5.5%
1997	5.4%
1998	5.2%
1999	4.9%
2000	6.1%

BEST QUARTER:	1.70% (1st Quarter 1995)
WORST QUARTER:	0.55% (4th Quarter 1993)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of these indexes is included in Appendix A. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.

Caption

AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/00)

                       1 Year   5 Years  10 Years  Since Inception
Value Fund              9.80%   13.73%   15.26%    14.16% (10/84)
S&P 500 Index          -9.10%   18.33%   17.46%

Capital
Appreciation Fund     -22.20%   26.07%     21.79%     18.71% (6/84)

S&P 500 Index           9.10%   18.33%    17.46%


Small Company Fund(a)   N/A      N/A      N/A       -7.10% (6/00)

Russell 2000 Index     -3.02%   10.31%   15.53%

Special Equity Fund    -2.56%   18.49%   20.13%    16.66% (6/84)

Russell 2000 Index     -3.02%   10.31%   15.53%

International
Equity Fund            -8.46%   10.42%   12.73%    13.10% (12/85)

MSCI EAFE Index (b)   -14.17%   7.13%    8.24%

Emerging Markets
Equity Fund (c)       -26.69%   N/A      N/A        2.65% (2/98)

MSCI Emerging
Markets Free Index(d)  -30.61%  -4.17%   8.16%

Intermediate Bond Fund   7.40%   4.98%   6.30%      7.77% (6/84)

Merrill Lynch 1-5 yr.
Govt/Corp Index          8.88%   6.08%   6.92%

Bond Fund                9.44%   6.32%   8.99%     10.23% (6/84)

Lehman Bros.
Govt/Credit Index       11.86%   6.24%   8.01%

Global Bond Fund (e)    -1.62%    2.01%   N/A       3.90% (3/94)

Salomon World Govt
Bond Index              1.59%    3.10%   6.98%

Money Market Fund       6.13%    5.42%   4.66%     5.84% (6/84)

3-Month Treasury Bill   6.18%    5.38%   5.06%

[FN]
--------------------------------------------------------------------
(a) The Fund commenced operations on June 19, 2000.
(b) Net dividends are reinvested.
(c) The Fund commenced operations on February 9, 1998.
(d) Gross dividends are reinvested.
(e) The Fund commenced operations on March 25, 1994.

--------------------------------------------------------------------

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

For more information on the current yields of the Money Market Fund, please call (800) 835-3879.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Caption

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)	          None
Maximum Deferred Sales Charge (Load)	          None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions	                None
Redemption Fee	                                  None
Exchange Fee	                                  None
Maximum Account Fee		                      None

WHAT IS THE MANAGEMENT FEE? Except for the Money Market Fund, the MANAGEMENT FEE is the fee paid to The Managers Funds LLC of which a portion is paid to the asset managers who manage the Fund's portfolio. For the MOney Market Fund, it is the fee paid to J.P. Morgan Investment Management Inc., which manages the master portfolio in which the Fund invests, The Prime Money Market Portfolio.

Caption

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)


	        MANAGEMENT    DISTRIBUTION  OTHER EXPENSES TOTAL ANNUAL FUND
                FEES        (12b-1) FEES                 OPERATING EXPENSES (a)
Value Fund      0.75%          0.00%         0.63%           1.38%
Capital

Appreciation
Fund            0.80%          0.00%         0.46%           1.26%

Special
Equity Fund     0.90%          0.00%         0.36%           1.26%

International
Equity Fund     0.90%          0.00%         0.52%           1.42%

Emerging Markets
Equity Fund     1.15%          0.00%         1.33%           2.48% (b)

Intermediate
Bond Fund       0.50%          0.00%         0.76%           1.26%

Bond Fund       0.625%         0.00%         0.58%           1.20%

Global Bond
Fund            0.70%          0.00%         0.80%           1.50%

Money Market
Fund            0.12%          0.00%         0.37%           0.49%

[FN]
---------------------------------------------------------------------------
(a) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds receive credits against their custodian expenses for uninvested cash balances. Due to these expense offsets, the following Funds incurred actual "Total Annual Fund Operating Expenses" for the Funds for the fiscal year ended December 31, 2000 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 for the Funds were as follows: Value
Fund - 1.30%, Capital Appreciation Fund - 1.23%, Special Equity
Fund - 1.26%, International Equity Fund - 1.41%, Intermediate Bond
Fund - 1.26%, Bond Fund - 1.19%, Global Bond Fund - 1.47%.

(b)  The "Management Fee" currently being charged is 0.75%, which reflects a voluntary waiver of 0.40% by The Managers Funds LLC.
This waiver may be modified or terminated at any time at the sole discretion of The Managers Funds LLC.  In addition, the Fund has received credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these waivers and expense offsets, the Fund's actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 was 2.07%.
--------------------------------------------------------------------------

Caption

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                            MANAGERS SMALL COMPANY FUND

MANAGEMENT FEES             0.90%
DISTRIBUTION (12B-1) FEES   0.00%
OTHER EPXPENSES             0.82%
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.72% (a)
EXPENSE REIMBURSEMENT       0.42%
NET AFTER REIMBURSEMENT     1.30%

[FN]
----------------------------------------------------------------------
(a)  The Managers Funds LLC has contractually agreed, through at least December 31, 2001, to limit "Total Annual Fund Operating
Expenses" to 1.30% subject to later reimbursement by the Fund in certain circumstances.  See "The Managers Funds."
------------------------------------------------------------------------

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


                     1 Year   3 Years     5 Years     10 Years

Value Fund (a)       $140     $437        $755        $1,657
Capital Appreciation
Fund (b)             $128     $400        $692        $1,523
Small Company
Fund                 $132     $412        $713        $1,568
Special
Equity Fund          $128     $501        $894        $1,995
International
Equity Fund (c)      $145     $449        $776        $1,702
Emerging Markets
Equity Fund (d)      $251     $773        $1,321      $2,816
Intermediate
Bond Fund            $128     $400        $692        $1,523
Bond Fund (e)        $122     $381        $660        $1,455
Global Bond
Fund (f)             $153     $474        $818        $1,791
Money
Market Fund          $ 50     $157        $274        $616

[FN]
--------------------------------------------------------------------------
(a) Taking into account all expense reductions for the previous fiscal year, your costs for Value Fund would be $132, $412, $713 and $1568, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(b) Taking into account all expense reductions for the previous fiscal year, your costs for Capital Appreciation Fund would be $125, $390, $676 and $1489, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(c) Taking into account all expense reductions for the previous fiscal year, your costs for International Equity Fund would be $144, $446, $771 and $1691, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(d) Taking into account all temporary fee waivers and expense reductions for the previous fiscal year, your costs for Emerging Markets Equity Fund would be $201, $621, $1068 and $2306, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(e) Taking into account all expense reductions for the previous fiscal year, your costs for Bond Fund would be $121, $378, $654 and $1443, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(f) Taking into account all expense reductions for the previous fiscal year, your costs for Global Bond Fund would be $150, $465, $803 and
$1757, for investments in the Fund of 1, 3, 5 and 10 years, respectively.
-----------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at Two International Place, Boston, MA 02110, serves as the investment manager to the Funds
(with the exception of the Money Market Fund) and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without shareholder approval.

The Managers Funds LLC serves as administrator of the shares of the Money Market Fund. The Money Market Fund invests all of its assets in The Prime Money Market Portfolio (the "Portfolio"). The investment manager of the Portfolio is J.P. Morgan Investment Management Inc. ("JPMIM"), formerly Morgan Guaranty Trust
Company of New York. JPMIM, subject to the supervision of the Trustees of the Portfolio, makes the Portfolio's day-to-day investment decisions, arranges for the execution of the Portfolio transactions and generally manages the Portfolio's investments. The Fund has invested in the Portfolio through a master/feeder arrangement since December 1, 1995.

Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.

More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

VALUE FUND

FUND FACTS

OBJECTIVE:		Long-term capital appreciation; income is
			the secondary objective

INVESTMENT FOCUS:	Equity securities of medium and large U.S.
			companies

BENCHMARK:		S&P 500 Index

TICKER:		MGIEX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager emphasizes a value approach whereby it seeks to identify companies whose shares are available for at least
30% less than what it considers to be their intrinsic value. The asset manager defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

* 	Are seeking an opportunity for additional returns
	through medium- to large-capitalization equities in your investment portfolio

*	Are willing to accept a moderate risk investment

*	Have an investment time horizon of five years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with stock market risk



PORTFOLIO MANAGEMENT OF THE FUND


Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Chartwell
Investment Partners, L.P. ("Chartwell") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan,
Connecticut, was founded in 1984.  As of December 31, 2000,
Armstrong Shaw had assets under management of approximately $2.1 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Chartwell has managed a portion of the Fund since September 1997. Chartwell, located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania, was formed in 1997. As of December 31, 2000,
Chartwell had assets under management of approximately $5.1 billion. Harold Ofstie leads a team of portfolio managers for the portion of the Fund managed by Chartwell. Mr. Ofstie has been a Partner at Chartwell since its formation. Prior to that time, he was a Senior Portfolio Manager with Delaware Investment Advisers since 1982.
The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Chartwell.

CAPITAL APPRECIATION FUND


FUND FACTS

OBJECTIVE:		Long-term capital appreciation; income is
			the secondary objective

INVESTMENT FOCUS:	Equity securities of medium to large U.S.
			companies

BENCHMARK:		S&P 500 Index

TIKCER:			MGCAX

OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term while the other asset manager is typically, though not exclusively, attempting to identify companies with the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns almost exclusively from capital appreciation due to earnings growth. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for some additional
	returns through medium- to large-capitalization equities in your investment portfolio

*	Are willing to accept a higher degree of risk for the
	opportunity of higher potential returns

*	Have an investment time horizon of five years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND

Essex Investment Management Company, LLC ("Essex") and Roxbury
Capital Management, LLC ("Roxbury") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2000, Essex had assets under management of approximately $10.6 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and CIO of Essex, a position he has held since the firm's formation. Mr. Beckham is a Principal Vice President of Essex, a position he has held since 1995.
Roxbury has managed a portion of the Fund since October 1998. Roxbury, located at 100 Wilshire Boulevard, Suite 600, Santa Monica, California, was formed in 1986. As of December 31, 2000, Roxbury had assets under management of approximately $13 billion. Kevin P. Riley, David C. Kahn and a team of portfolio managers manage the portion of the Fund managed by Roxbury. Mr. Riley is currently a Senior Managing Director and Research Director, and has held various other positions with Roxbury since 1987. Mr. Kahn is a member of the Institutional Portfolio Management Group and is responsible for Roxbury's Focus Equity Portfolio. He joined the firm in 1994.
The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Roxbury.

SMALL COMPANY FUND


FUND FACTS

OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of small companies

BENCHMARK:		Russell 2000 Index

TICKER:		MSCFX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Both asset managers focus exclusively on stocks of small companies whose businesses are expanding. One asset manager seeks to identify companies expected to exhibit rapid earnings growth while the other asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional returns
	through small company equities in your investment portfolio

*	Are willing to accept a higher degree of risk for the
	opportunity of higher potential returns

*	Have an investment time horizon of five years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with stock market risk

*	Are seeking current income


PORTFOLIO MANAGEMENT OF THE FUND


HLM Management Co., Inc. ("HLM") and Kalmar Investment
Advisers ("Kalmar") each manage a portion of the Fund.
HLM has managed a portion of the Fund since its inception in May
2000.  HLM, located at 222 Berkeley Street, 21st Floor, Boston,
Massachusetts, was founded in 1983. As of December 31, 2000, HLM had assets under management of approximately $890 million. HLM utilizes a team approach to manage its portion of the Fund. The portfolio management team is comprised of Buck Haberkorn, Judy
Lawrie, Peter Grua and Ann Hutchins, all Principals of HLM with 17,
17, 8 and 3 years at the firm, respectively. Prior to joining HLM, Ms. Hutchins was a Portfolio Manager at Chancellor LGT since 1994.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2000, the two
Kalmar organizations had assets under management totaling approximately $900 million in small company stocks. Ford B. Draper, Jr. leads the eight-person research/portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, a position he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to HLM and Kalmar.

The Investment Manager has contractually agreed, through at least December 31, 2001, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed 1.30% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.30% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND


FUND FACTS

OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of small- and medium-
			sized U.S. companies

BENCHMARK:		Russell 2000 Index

TICKER:		MGSEX

OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional returns
	through small- and medium-capitalization equities in your investment portfolio

*	Are willing to accept a higher degree of risk for the
	opportunity of higher potential returns

*	Have an investment time horizon of five years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with stock market risk*

*	Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Goldman Sachs Asset Management ("GSAM"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

GSAM has managed a portion of the Fund since December 1985.
GSAM is located at 32 Old Slip, New York, New York. GSAM is a separate business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman, Sachs"). As of
December 31, 2000, GSAM, along with other units of IMD, had assets under management of approximately $281.7 billion. Timothy J. Ebright is the Senior Portfolio Manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice President of Goldman, Sachs, a position he has held since 1988.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2000, Kern had assets under management of approximately $1.7 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of Kern, a position he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2000, Pilgrim Baxter had assets under management of approximately $17.1 billion. Gary L. Pilgrim and a team of portfolio managers manage the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and CIO of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000.
Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2000, Skyline had assets under management of approximately $825 million. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing Partner of Skyline and has been with the firm since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2000, Westport had assets under management of approximately $3.0 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has been with the firm since its formation. Mr. Nicklin is a Managing Director of Westport and has been with the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to GSAM, Kern, Pilgrim Baxter, Skyline and Westport.

INTERNATIONAL EQUITY FUND


FUND FACTS

OOBJECTIVE:		Long-term capital appreciation; income is
			the secondary objective

INVESTMENT FOCUS:	Equity securities of non-U.S. companies

BENCHMARK:		MSCI EAFE Index

TICKER:		MGITX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be intrinsic value. The asset manager defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional returns
	through international equities in your investment portfolio

*	Are willing to accept a moderate risk investment

*	Have an investment time horizon of five years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with stock market risk

*	Are seeking current income


PORTFOLIO MANAGEMENT OF THE FUND


Zurich Scudder Investments, Inc. ("Zurich Scudder"), Lazard Asset
Management ("Lazard") and Mastholm Asset Management, L.L.C.
("Mastholm") each manage a portion of the Fund.

Zurich Scudder, formerly Scudder Kemper Investments, Inc., has managed a portion of the Fund since December 1989. Zurich Scudder, located at 345 Park Avenue, New York, New York, was founded in
1919. As of December 31, 2000, Zurich Scudder and its affiliates had assets under management in excess of $370 billion globally. William
E. Holzer is the portfolio manager for the portion of the Fund managed by Zurich Scudder. He is a Managing Director of Zurich Scudder, a position he has held with the firm since 1980.

Lazard has managed a portion of the Fund since January 1995. Lazard, which is primarily located at 30 Rockefeller Plaza, New York, New York, is a division of Lazard Freres Co. LLC ("Lazard Freres"), which was first organized in 1848. As of December 31, 2000, Lazard and its affiliates had assets under management of approximately $71.1 billion. John R. Reinsberg is the portfolio manager for the portion of the Fund managed by Lazard. Mr. Reinsberg is a Managing Director of Lazard, a position he has held with the firm since 1992.

Mastholm has managed a portion of the Fund since March 2000.
Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2000, Mastholm had assets under management of approximately $1.9 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen.
Mr. Tyson is a Managing Director of Mastholm, a position that he has held since 1997. Prior to joining the firm, he was Vice President and Portfolio Manager of Investors Research Corporation since 1989. Mr. Jordan is a Director and Portfolio Manager of Mastholm, a position he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director and Portfolio Manager of Mastholm, a position that he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Zurich Scudder, Lazard and Mastholm.

EMERGING MARKETS EQUITY FUND


FUND FACTS

OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of emerging market or
			developing companies

BENCHMARK:		MSCI Emerging Markets Free Index

TICKER:		MEMEX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are willing to accept a higher degree of risk and
	volatility for the opportunity of higher potential returns

*	Have an investment time horizon of seven years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking a conservative risk investment

*	Are investing with a shorter time horizon in mind

*	Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND

Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2000, Rexiter had assets under management of approximately $681 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the CIO of Rexiter, a position he has held since the firm's formation.
Prior to joining the firm, he was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior
Portfolio Manager of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was a Senior Investment Manager at State Street Global Advisors United Kingdom Limited since 1997. Prior to that, he was a Director and a Portfolio Manager at Kleinwort Benson Investment Management Limited since 1986.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter. The Managers Funds LLC is currently waiving 0.40% of this fee, which makes the effective management fee 0.75%.

INTERMEDIATE BOND FUND


FUND FACTS

OBJECTIVE:		High current income

INVESTMENT FOCUS:	Fixed-income securities

BENCHMARK:		Merrill Lynch 1-5 Year Govt/Corp. Index

TICKER:		MGSIX


OBJECTIVE

The Fund's objective is to achieve high current income through a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related securities, and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and maintains a weighted average maturity of between 3-10 years. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

The Fund's assets currently are managed by a single asset manager.
The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. By doing this, the asset manager attempts to capitalize on inefficiencies in the corporate and U.S. Government securities markets. As a result, the Fund may, at times, emphasize one type of debt security rather than another.

The asset manager manages this Fund to maintain an average duration similar to that of an appropriate benchmark, currently the Merrill Lynch
1-5 Year Government/Corporate Index. A security is typically sold if the asset manager believes the security is overvalued based on its credit, sector and duration, or in order to rebalance the portfolio relative to sector diversification targets.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional fixed-
	income returns in your investment portfolio

*	Are willing to accept a conservative risk investment

*	Have an investment time horizon of three years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking absolute stability of principal

*	Are seeking an aggressive investment


PORTFOLIO MANAGEMENT OF THE FUND


Standish, Ayer & Wood, Inc. ("Standish") manages the entire Fund and has managed at least a portion of the Fund since August 1991.

Standish, located at One Financial Center, Boston, Massachusetts, was founded in 1933. As of December 31, 2000, Standish had assets under management of approximately $43.5 billion. Howard B. Rubin, Anthony C. Criscuolo and Barbara J. McKenna are the portfolio managers for the Fund. Mr. Rubin is a Director of Standish, and has been with the firm in various capacities since 1984. Mr. Criscuolo is a Vice President of Standish and is responsible for the portfolio management and client service in the short term fixed income group; he joined the firm in 1998. Ms. McKenna is a Director of Standish and is responsible for managing the short term fixed income group, and short-duration strategy and research; she joined the firm in 1996.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Standish.

BOND FUND


FUND FACTS

OBJECTIVE:		High current income

INVESTMENT FOCUS:	Fixed-income securities

BENCHMARK:		Lehman Bros. Govt/Credit Index

TICKER:		MGFIX


OBJECTIVE

The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc.
(or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving.
Second, the Fund makes significant use of non-market related securities which are securities that may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional fixed-
	income returns in your investment portfolio

*	Are willing to accept a moderate risk investment

*	Have an investment time horizon of four years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are seeking a conservative risk investment


PORTFOLIO MANAGEMENT OF THE FUND


Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston,
Massachusetts, was founded in 1926.  As of December 31, 2000,
Loomis, Sayles had assets under management of approximately $66.9 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since
1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

GLOBAL BOND FUND


FUND FACTS

OBJECTIVE:		Income and capital appreciation

INVESTMENT FOCUS:	High quality foreign and domestic fixed-
			income securities

BENCHMARK:		Salomon World Govt. Bond Index

TICKER:		MGGBX

GLOBAL BOND FUND

OBJECTIVE

The Fund's objective is to achieve income and capital appreciation through a portfolio of high quality foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in high quality U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. High quality debt securities are rated at least in the AA/Aa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The
Fund may hold instruments denominated in any currency. The Fund is "non-diversified," which means that, unlike a diversified fund, it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager.
The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. In addition, the asset manager will typically utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies. By doing this, the asset manager attempts to capitalize on inefficiencies in the global debt securities and currencies markets.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity for additional global
	fixed-income returns in your investment portfolio

*	Are willing to accept a moderate risk investment

*	Have an investment time horizon of three years or
	more

This Fund MAY NOT be suitable if you:

*	Are seeking stability of principal

*	Are investing with a shorter time horizon in mind

*	Are uncomfortable with currency and political risk


PORTFOLIO MANAGEMENT OF THE FUND


Rogge Global Partners, plc. ("Rogge") manages the entire Fund and has managed the Fund since April 1994.

Rogge, located at Sion Hall, 56 Victoria Embankment, London,
England, was founded in 1984. As of December 31, 2000, Rogge had assets under management of approximately $7.8 billion. Olaf Rogge is the portfolio manager for the Fund. He is a Managing Director of Rogge, a position he has held since 1984.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rogge.

MONEY MARKET FUND


FUND FACTS

OBJECTIVE:		Maximize current income; maintain a high
			level of liquidity

INVESTMENT FOCUS:	U.S. dollar-denominated money market
			securities

BENCHMARK:		3-Month Treasury bill

TICKER: 		MGMXX


OBJECTIVE

The Fund's objective is to maximize current income and maintain a high level of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage
of changing yield differentials.   The Fund's investments may include
obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in the Fund.

Additionally, money market funds take steps to protect investors against credit risk. Under its investment guidelines, the Fund maintains stricter credit risk standards than federal law requires.

MASTER/FEEDER STRUCTURE

The Fund is a "feeder" fund that invests in a master portfolio (the "Portfolio"). (Except where indicated, this Prospectus uses the term "the Fund" to mean the feeder fund and the Portfolio taken together.)

The Portfolio accepts investments from other feeder funds, and the feeder funds bear the Portfolio's expenses in proportion to their assets. However, each feeder can set up its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder. Generally when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per Fund share. The Fund and The Prime Money Market Portfolio expect to maintain consistent objectives. If they do not, the Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund would then consider whether the Fund should hire its own investment manager, invest in a different master portfolio, or take other appropriate action.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*	Are seeking an opportunity to preserve capital in
	your investment portfolio

*	Are uncomfortable with risk

*	Are investing with a shorter time horizon in mind

This Fund MAY NOT be suitable if you:

*	Are seeking a moderate or high risk investment

*	Are investing with a longer time horizon in mind

PORTFOLIO MANAGEMENT OF THE FUND

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment manager to The Prime Money Market Portfolio, the portfolio in which the Fund invests all of its assets. JPMIM has managed the Portfolio since October 1, 1998. Prior to that date, Morgan Guaranty Trust Company of New York was the investment advisor. JPMIM, located at 522 Fifth Avenue, New York, New York, was founded in 1984. As of December 31, 2000, JPMIM had assets under management of $359 billion. Mark Settles, Vice President, and John Donohue, Vice President, lead the portfolio management team. Mr. Settles and Mr. Donohue have each held various positions with JPMIM since 1994 and 1997, respectively. Prior to joining JPMIM, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman, Sachs & Co.

The Fund pays an annual management fee to JPMIM indirectly through its investment in the Portfolio. The Portfolio pays JPMIM a management fee of 0.20% of the first $1 billion of the average daily net assets of the Portfolio and 0.10% of the average daily net assets in excess of $1 billion.

MANAGERSCHOICE

MANAGERSCHOICE PROGRAM

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

SUMMARY OF THE PROGRAM

ManagersChoice offers you:

*	Access to institutional investment managers.

*	Selection among these investment advisory firms based on
	continuous evaluation and monitoring to ensure that performance standards are met.

*	Diversification of investment assets on three different levels.

LEVEL 1

WITHIN NO-LOAD MUTUAL FUNDS. Mutual funds offer you diversification of risk and reward by investing in a pool of securities.

LEVEL 2

AMONG INVESTMENT ADVISORS. ManagersChoice models utilize multiple managers by asset class and style, allowing you to benefit from their varying perspectives.

LEVEL 3

AMONG ASSET CLASSES AND INVESTMENT OBJECTIVES.
ManagersChoice provides you with portfolio strategies based on varying time, objective and risk parameters.


For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

RESTRICTED AND ILLIQUID SECURITIES- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENT- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Each Fund may purchase foreign securities.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.
In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE- Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

INITIAL PUBLIC OFFERINGS- Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.
Defensive Investing- During unusual market conditions, each Fund may place up to 100% of its total assets in cash or high quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DEFENSIVE INVESTING- During unusual market conditions, each Fund may place up to 100% of its total assets in cash or high quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency.
Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.
The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

HIGH-YIELDS BONDS- Each Fund may invest a limited portion of its total assets in high-yield bonds. High-yield bonds are debt securities rated below BBB- by Standard & Poor's Corporation or Baa3 by Moody's
Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

*	the risk of a bond's issuer defaulting on principal or interest
	payments is greater than on higher quality bonds; and
*	issuers of high-yield bonds are less secure financially and are
	more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

SHORT-TERM TRADING- Each Fund may engage in short-term trading. Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them may sell any security at any time the asset manager believes best, which may result in short-term trading.

WHEN-ISSUED SECURITIES- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO-COUPON BONDS- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

STEP-UP COUPON BONDS- Each Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.
If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

*	Despite statistics, the risks of any action are
	different for every person and may change
	as a person's circumstances change;
*	Everybody's perception of reward is
	different; and
*	High risk does not in itself imply high
	reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.


The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.


U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.
Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In PRINCIPAL RISK FACTORS, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment - returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SPECIFIC RISK

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT


FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHAER OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                            MANAGERS VALUE FUND

                        FOR THE YEAR ENDED DECEMBER 31,
                       ---------------------------------
                        2000     1999     1998     1997    1996
                        -----    ----     ----     ----    ----
NET ASSET VALUE,
BEGINNING OF YEAR       $27.50   $30.67   $31.06   $30.49  $28.43

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income   0.17     0.30     0.41     0.67    0.76

 Net realized and unrealized
 gain on investments     2.45     0.91      3.10    7.27    3.97

  Total from investments
  operations             2.62     1.21      3.51    7.94    4.73


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net Investment Income  (0.17)   (0.29)    (0.41)  (0.69)  (0.76)

  Net realized gain
  on investments         (2.22)   (4.09)    (3.49)  (6.68)  (1.91)

   Total distributions
   to shareholders       (2.39)   (4.38)    (3.90)   (7.37) (2.67)

NET ASSET VALUE,
END OF YEAR             $27.73   $27.50    $30.67   $31.06  $30.49

Total Return (1)          9.80%    4.15%    11.77%   27.19%  17.08%

Ratio of net expenses to
average net assets (1)    1.30%    1.35%     1.28%    1.32%   1.44%

Ratio of total expenses to
average net assets (1)   1.38%     1.35%     1.32%    1.35%   1.44%

Ratio of net investment income to
average net assets       0.61%     0.92%     1.26%    1.97%   2.63%

Portfolio turnover        153%       94%       84%      96%     33%

Net assets at end of year
(000's omitted)        $57,300    $42,471   $69,391  $64,946 $53,063
---------------------------------------------------------------------

                        MANAGERS CAPITAL APPRECIATION FUND

                        FOR THE YEAR ENDED DECEMBER 31,
                      ------------------------------------
                       2000     1999     1998     1997    1996
                       ------   ----     ----     ----    -----
NET ASSET VALUE,
BEGINNING OF YEAR      $61.12   $33.78   $24.24   $26.34  $27.14

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income
 (loss)                (0.42)   (0.27)    (0.23) (0.13)(2) 0.09

 Net realized and unrealized
 gain (loss) on investments (13.25) 34.81 14.18    3.15     3.66

  Total from investments
  operations            (13.67)   34.54     13.95   3.02     3.75


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net Investment Income     --        --        --      --  (0.10)

 Net realized gain
 on investments         (4.66)    (7.20)    (4.41)  (5.12)  (4.45)

  Total distributions
  to shareholders       (4.66)   (7.20)    (4.41)   (5.12) (4.45)

NET ASSET VALUE,
END OF YEAR             $42.79   $61.12    $33.78   $24.24  $26.34

Total Return (1)        (22.20)%(103.02)%  (57.41)% (12.74)%(13.73)%

Ratio of net expenses to
average net assets (1)    1.23%    1.26%      1.29%   1.26%   1.33%

Ratio of total expenses to
average net assets (1)    1.26%    1.30%      1.36%    1.32%    1.38

Ratio of net investment income to
average net assets       (0.82)%  (0.86)%    (0.80)%  (0.45)%   0.34%

Portfolio turnover         306%      200%      252%      235%    172%

Net assets at end of year
(000's omitted)        $286,515   $248,487   $88,191 $73,860  $101,282
-------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR (PERIOD)

                                 MANAGERS SMALL COMPANY FUND

                                FOR THE PERIOD ENDED DECEMBER 31,
                               -----------------------------------
                                              2000*
                                            -------
NET ASSET VALUE,
BEGINNING OF YEAR                             $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment income                        (0.01)

  Net realized and unrealized
  loss on investments                          (0.70)

   Total from investments
   operations                                  (0.71)

NET ASSET VALUE,
END OF YEAR                                    $9.29

Total Return (1)                               (7.10)% (3)

Ratio of net expenses to
average net assets (1)                          1.30% (4)

Ratio of total expenses to
average net assets (1)                          1.72% (4)

Ratio of net investment income to
average net assets                              (0.45)% (4)

Portfolio turnover                              $25,705
---------------------------------------------------------------------

---------------------------------------------------------------------
* Commencement of operations June 19, 2000
---------------------------------------------------------------------

                       MANAGERS SPECIAL EQUITY FUND


                     FOR THE YEAR ENDED DECEMBER 31,
                    ---------------------------------
                     2000     1999     1998     1997    1996
                    ------   -----    -----    -----   ------
NET ASSET VALUE,
BEGINNING OF YEAR    $91.42   $61.23   $61.18   $50.95  $43.34

INCOME FROM INVESTMENT OPERATIONS

 Net Investment
 income (loss)        (0.12)  (0.29)    (0.14)    0.08   (0.00)

 Net realized and unrealized
 gain (loss) on investments(2.71) 33.30  0.26      12.29   10.68

  Total from investments
  operations           (2.83)  33.01     0.12      12.37   10.68


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net Investment Income     --      --        --      (0.07)   --

 Net realized gain
 on investments         (11.77)   (2.82)    (0.07)  (2.07)  (3.07)

  Total distributions
  to shareholders       (11.77)   (2.82)    (0.07)   (2.14) (3.07)

NET ASSET VALUE,
END OF YEAR             $76.82    $91.42    $61.23   $61.18  $50.95

Total Return (1)        (2.56)%    54.11%    0.20%   24.45%  24.75%

Ratio of net expenses to
average net assets (1)   1.26%      1.31%    1.34%    1.35%   1.43%

Ratio of total expenses to
average net assets (1)   1.26%      1.31%    1.34%    1.36%    N/A

Ratio of net investment income to
average net assets      (0.16)%    (0.47)%  (0.26)%   0.17%   (0.10)%

Portfolio turnover        69%        89%       64%      49%     56%

Net assets at end of year
(000's omitted)        $2,132,376  $1,543,150 $959,939 $719,707 $271,433
---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR (PERIOD)

                        MANAGERS INTERNATIONAL EQUITY FUND

                         FOR THE YEAR ENDED DECEMBER 31,
                        --------------------------------
                         2000     1999     1998     1997    1996
                         ----     ----     ----     ----    ----
NET ASSET VALUE,
BEGINNING OF YEAR        $58.71   $48.85   $45.58   $43.69  $39.97

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income     0.27     0.35     0.54     0.42    0.32

 Net realized and unrealized
 gain (loss) on investments(5.38)    11.96    6.06     4.27    4.76

  Total from investments
  operations               (5.11)    12.31    6.60     4.69    5.08


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net Investment Income     (0.24)   (0.35)    (0.37)  (0.65)  (0.33)

 Net realized gain
 on investments            (3.98)   (2.10)    (2.96)  (2.15)  (1.03)

  Total distributions
  to shareholders          (4.22)   (2.45)    (3.33)   (2.80) (1.36)

NET ASSET VALUE,
END OF YEAR               $49.38   $58.71     $48.85   $45.58  $43.69

Total Return (1)           (8.46)%   25.28%    14.54%   10.83%  12.77%

Ratio of net expenses to
average net assets (1)      1.41%    1.40%      1.41%    1.45%   1.53%

Ratio of total expenses to
average net assets (1)      1.42%    1.41%     1.42%    1.45%    N/A

Ratio of net investment income to
average net assets          0.42%    0.66%     1.05%    0.75%   0.97%

Portfolio turnover            99%      43%       56%      37%     30%

Net assets at end of year
(000's omitted)            $656,630  $704,209 $552,826 $386,624 $269,568
------------------------------------------------------------------------


                          MANAGERS EMERGING MARKETS EQUITY FUND

                             FOR PERIOD ENDED DECEMBER 31,
                            -------------------------------
                             2000      1999      1998*
                            ------    ------    -------
NET ASSET VALUE,
BEGINNING OF YEAR            $14.67    $7.74    $10.00

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income (loss)(0.04)    0.03     (0.01)

 Net realized and unrealized
 gain (loss) on investments  (3.90)    6.93     (2.25)

  Total from investments
  operations                  (3.94)   6.96     (2.26)


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net Investment Income          --     (0.03)        --

 Net realized gain
 on investments                (1.10)      --         --

  Total distributions
  to shareholders              (1.10)    (0.03)        --

NET ASSET VALUE,
END OF YEAR                     $9.69    $14.67     $7.74

Total Return (1)               (26.69)%   90.06%    (22.60)% (3)

Ratio of net expenses to
average net assets (1)          1.98%     1.85%      2.54% (4)

Ratio of total expenses to
average net assets (1)          2.48%     2.52%      3.57% (4)

Ratio of net investment income to
average net assets             (0.34)%    0.37%     (0.09)% (4)

Portfolio turnover                 40%     119%         89% (3)

Net assets at end of year
(000's omitted)                 $12,390    $12,434     $4,677
---------------------------------------------------------------------

---------------------------------------------------------------------
Commencement of operations February 9, 1998.
---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                          MANAGERS INTERMEDIATE BOND FUND

                          FOR THE YEAR ENDED DECEMBER 31,
                          ---------------------------------
                          2000     1999     1998     1997    1996
                          -----     -----    -----    ----    ----
NET ASSET VALUE,
BEGINNING OF YEAR         $18.90   $19.49   $19.51   $19.45  $19.67

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income      1.05     1.00     1.02     1.08    1.03

 Net realized and unrealized
 gain (loss) on investments 0.31    (0.59)    0.00     0.03   (0.24)

  Total from investments
  operations                1.36     0.41     1.02     1.11    0.79


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME      (1.06)   (1.00)    (1.04)   (1.05)  (1.01)

NET ASSET VALUE,
END OF YEAR               $19.20   $18.90    $19.49   $19.51  $19.45

Total Return (1)            7.40%    2.21%     5.36%    5.87%   4.15%

Ratio of net expenses to
average net assets (1)      1.26%    1.29%     1.32%    1.40%   1.45%

Ratio of total expenses to
average net assets (1)      1.26%    1.29%     1.33%     N/A     N/A

Ratio of net investment income to
average net assets          5.57%    5.20%     5.22%    5.54%   5.43%

Portfolio turnover           90%      92%      115%      91%     96%

Net assets at end of year
(000's omitted)            $20,690  $17,866  $18,408  $15,082 $22,380
-----------------------------------------------------------------------

                                 MANAGERS BOND FUND

                              FOR THE YEAR ENDED DECEMBER 31,
                             ---------------------------------
                              2000     1999     1998     1997    1996
                             ------    -----    -----    -----   -----
NET ASSET VALUE,
BEGINNING OF YEAR            $21.45   $22.19   $23.72   $22.83  $23.13

INCOME FROM INVESTMENT OPERATIONS

 Net Investment income         1.49     1.45     1.46     1.39    1.35

 Net realized and unrealized
 gain (loss) on investments    0.48    (0.65)   (0.69)    0.90    (0.29)

  Total from investments
  operations                   1.97     0.80      0.77    2.29    1.06


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net Investment Income        (1.50)   (1.45)    (1.45)  (1.40)  (1.36)

 Net realized gain
 on investments               (0.17)   (0.09)    (0.85)     --      --

 Total distributions
 to shareholders              (1.67)   (1.54)    (2.30)   (1.40) (1.36)

NET ASSET VALUE,
END OF YEAR                   $21.75   $21.45    $22.19   $23.72  $22.83

Total Return (1)                9.44%    3.66%     3.34%   10.42%   4.97%

Ratio of net expenses to
average net assets (1)          1.19%    1.25%     1.21%    1.27%    1.36%

Ratio of total expenses to
average net assets (1)          1.20%    1.26%     1.21%     N/A     N/A

Ratio of net investment income to
average net assets              6.91%    6.52%     6.18%    6.14%   6.13%

Portfolio turnover                10%      39%       55%      35%     72%

Net assets at end of year
(000's omitted)               $51,383  $33,389   $42,730  $41,298  $31,819
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR (PERIOD)

                              MANAGERS GLOBAL BOND FUND

                        FOR THE PERIOD ENDED DECEMBER 31,
                       ------------------------------------
                        2000     1999     1998     1997    1996
                        ----     ----     ----     ----    ----
NET ASSET VALUE,
BEGINNING OF YEAR       $19.44   $22.38   $20.93   $21.40  $21.74

INCOME FROM INVESTMENT OPERATIONS

Net Investment income     0.72     0.82     0.92    0.97 (2) 1.21

Net realized and unrealized
gain on investments      (1.06)   (3.05)   3.08    (0.93)   (0.27)

Total from investments
operations               (0.34)   (2.23)   4.00     0.04    0.94


LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net Investment Income   (0.12)   (0.71)    (2.55)  (0.51)  (1.28)

Net realized gain
on investments              --   (0.22)    (1.39)  (0.34)  (0.41)

Total distributions
to shareholders         (0.12)   (0.71)    (2.55)   (0.51) (1.28)

NET ASSET VALUE,
END OF YEAR            $18.98   $19.44    $22.38   $20.93  $21.40

Total Return (1)        (1.62)%  (9.97)%   19.27%    0.16%   4.39%

Ratio of net expenses to
average net assets (1)   1.47%    1.54%     1.53%    1.63%   1.57%

Ratio of total expenses to
average net assets (1)   1.50%    1.54%     1.56%      N/A   1.60%

Ratio of net investment income to
average net assets       4.07%    3.77%     4.14%     4.75%  4.98%

Portfolio turnover        176%     171%     232%      197%   202%

Net assets at end of year
(000's omitted)        $22,723   $19,073  $22,067   $17,465  $16,852
----------------------------------------------------------------------

[FN]
-------------------------------------------------------------------------
The following footnotes are reference points in the Financial
Highlights for the above Funds:

(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, all the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(2)  Calculated using the average shares outstanding during the year.

(3)  Not Annualized.

(4)  Annualized.
---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                      MANAGERS MONEY MARKET FUND

                      FOR THE YEAR ENDED NOVEMBER 30,
                     ---------------------------------
                      2000     1999     1998     1997    1996
                      ----     ----     ----     ----    ----
NET ASSET VALUE,
BEGINNING OF YEAR     $1.000   $1.000   $1.000   $1.000  $1.000

INCOME FROM INVESTMENT OPERATIONS

Net Investment income  0.059    0.047    0.052     0.052   0.054

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net Investment Income (0.059)  (0.047)  (0.052)   (0.052) (0.054)

NET ASSET VALUE,
END OF YEAR           $1.000   $1.000    $1.000   $1.000  $1.000

Total Return (a)       6.05%     4.84%    5.30%    5.35%   5.53%

Ratio of net expenses to
average net assets     0.49%     0.48%    0.50%    0.40%   0.12%

Ratio of net investment income to
average net assets     5.89%     4.74%     5.17%    5.22%   5.35%

Net assets at end of year
(000's omitted)        $66,593  $53,627  $45,282  $36,544  $36,091

EXPENSE WAIVER/REIMBURSEMENT (b)
--------------------------------

Ratio of total expenses
to average net assets   0.51%     0.63%     0.70%    0.74%    0.75%

Ratio of net investment income
to average net assets   5.87%     4.59%     4.97%    4.88%   4.71%

---------------------------------------------------------------------------
(a) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(b) Ratio information assuming no waiver or reimbursement of administration fees in effect for the years presented.
----------------------------------------------------------------------------

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE (NAV) PER SHARE next calculated after the Fund receives your order. Each Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually
4:00 p.m. New York Time. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. THEREFORE, A FUND'S NAV MAY BE IMPACTED ON DAYS WHEN INVESTORS MAY NOT BE ABLE TO PURCHASE OR REDEEM FUND SHARES.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S. dollars. Third party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:

                      	         MANAGERS FUNDS

                   INITIAL INVESTMENT  ADDITIONAL INVESTMENT

Regular Accounts       $2,000             $100$
Traditional IRA           500              100
Roth IRA                  500              100
Education IRA             500              100
SEP IRA                   500              100
SIMPLE IRA                500              100

                               MANAGERSCHOICE

                    INITIAL INVESTMENT  ADDITIONAL INVESTMENT
Regular Accounts       $ 50,000            $500
Traditional IRA          50,000             500
Roth IRA                 50,000             500
Education IRA            50,000             500
SEP IRA                  50,000             500
SIMPLE IRA               50,000             500

[FN]
The Fund or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Trust, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerages firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

MANAGERS FUNDS

BY MAIL
*To open your account, complete and sign the account application and make your check payable to The Managers Funds. Mail the check and account application to:

        The Managers Funds
        c/o BFDS, Inc.
        P.O. Box 8517
        Boston, MA  02266-8517

*To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

BY TELEPHONE

*After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

BY WIRE

* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By INTERNET

* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


MANAGERSCHOICE

BY MAIL

*To open your account, complete and sign the account application and make your check payable to The Managers Funds. Mail the check and account application to:

            The Managers Funds
            c/o PFPC Brokerage Services, Inc.
            P.O. Box 61487
            King of Prussia, PA  19406-0897

*To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.


BY WIRE

*After establishing this option on your account, call a client service representative at (800) 358-7668. The minimum additional investment is $500.

*Call the Fund at (800) 358-7668. Instruct your bank to wire the money to Mellon Bank; ABA #011001234; BFN-The Managers Funds A/C 04-5810, FBO shareholder name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service.


BY INTERNET

*Not available.

[FN]
-------------------------------------------------------------------------
NOTE:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.
-------------------------------------------------------------------------

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

MANAGERS FUNDS

BY MAIL
  * Write a letter of instruction containing:
       -the name of the Fund(s)
       -dollar amount or number of shares to be redeemed
       -your name
       -your account number(s)
       -signatures of all account owners

and mail the written instructions to The Managers Funds, c/o
Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
MA 02266-8517.

BY TELEPHONE

  * After establishing this option on your account, call the Fund at
    (800) 252-0682.

  * Telephone Redemptions are available only for redemptions which are below $25,000.


BY INTERNET

  *  See our website at http://www.managersfunds.com.


MANAGERSCHOICE

  *  Write a letter of instruction containing:
        -the name of the Portfolio(s)
        -dollar amount or number of shares to be redeemed
        -your name
        -your account number(s)
        -signatures of all account owners

and mail the written instructions to: The Managers Funds, c/o PFPC Brokerage Services, Inc., P.O. Box 61487, King of
Prussia, PA  19406-0897.

BY TELEPHONE

   * After establishing this option on your account, call a client service representative at (800) 358-7668.

   * Telephone Redemptions are available only for redemptions which are below $25,000 per Fund or $100,000 per Portfolio.

BY INTERNET

   *   Not available.

[FN]
-------------------------------------------------------------------------------
NOTE:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15
calendar days to ensure that the check has cleared.
-------------------------------------------------------------------------------

FOR THE MANAGERS FUNDS: Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

FOR MANAGERSCHOICE: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a MEDALLION GUARANTEE. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/ dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES

AUTOMATIC REINVESMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS ALLOWS you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.
NOTE: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

SYSTEMATIC PURCHASE PLAN Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

MANAGERSCHOICE STATEMENT FEE An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers
Funds LLC.

SYSTEMATIC WITHDRAWAL PLAN Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account. The minimum investment is $500.

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

*	redeem an account if the value of the account falls below
	$500 due to redemptions;

*	suspend redemptions or postpone payments when the
	NYSE or the Federal Reserve is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
	Commission;

*	change the minimum investment amounts;

*	delay sending out redemption proceeds for up to seven
	days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

*	make a redemption-in-kind (a payment in portfolio
	securities instead of in cash) if determined that a redemption is too large or may cause harm to the Fund and its shareholders;

*	refuse any purchase or exchange request if determined
	that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

*	after prior warning and notification, close an account or a
	related account due to excessive trading; and

*	terminate or change the Exchange Privilege or impose
	fees in connection with exchanges or redemptions.


ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that you have received in your account.
You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Equity Funds, with the exception of the Value Fund, are normally declared and paid annually. Income dividends, if any, for the Value Fund are normally declared and paid quarterly. Capital gain distributions, if any, for each of the Equity Funds, with the exception of the Value Fund, are normally declared and paid annually in December. Capital gain distributions, if any, for the Value Fund are normally declared and paid in June and December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly.
Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid annually in August and December. Capital gain distributions, if any, for the Global Bond Fund are normally declared and paid in June and December.

Income dividends and capital gain distributions, if any, for the Money Market Fund are normally declared daily and paid monthly on the third to the last business day.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.


TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

*	fail to provide a social security number or taxpayer
	identification number;

*	fail to certify that their social security number or
	taxpayer identification number is correct; or

*	fail to certify that they are exempt from withholding.

APPENDIX A

DESCRIPTION OF INDEXES


S&P 500 INDEX

The S&P 500 Index consists of 500 stocks chosen by Standard &
Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.).
It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2000, the range of market capitalizations for the S&P 500 Index was $600 million to $475 billion.

S&P MIDCAP 400 INDEX

The S&P MidCap 400 Index consists of 400 stocks chosen by Standard
& Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2000, the range of market capitalization for the S&P MidCap 400 Index was $100 million to $12 billion.

RUSSEL 2000 INDEX

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. As of December 31, 2000, the range of market capitalizations for the Russell 2000 Index was $1 million to $6 billion.

MSCI EAFE INDEX

Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australasia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

MSCI EMERGING MARKETS FREE INDEX

Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.
The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free,
Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free,
Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan
@80%, Thailand Free, Turkey, and Venezuela.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX

The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

MERRILL LYNCH 6-MONTH US TREASURY BILL INDEX

The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for seasoned 1-Year Bill to be selected.

MERRILL LYNCH US CORPORATE & GOVERNMENT MASTER INDEX, 1-5 YEAR MATURITIES

The Merrill Lynch US Corporate & Government Master Index tracks the performance of US dollar-denominated investment grade
Government and Corporate public debt issued in the US Domestic bond market, excluding collateralized products such as Mortgage Pass-
Through and Asset Backed securities. Qualifying bonds must have at least one year remaining term to maturity and less than 5-years, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $150 million for all other securities. Bonds must be rated investment grade based on a composite of Moody's and S&P.
"Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is a Supranational or is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). "Global" bonds (debt issued simultaneously in the eurobond and US domestic bond markets) also qualify for inclusion. 144a issues are not included in the Index until they are exchanged for registered securities. Tax-exempt municipals are excluded from the Index. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index.

SALOMON SMITH BARNEY MORTGAGE INDEX

The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage
Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX  (WGBI)

The World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United
Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual
EMU government debt markets are not subject to market size criteria.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

By Telephone:	1-800-835-3879

By Mail:	The Managers Funds
		40 Richards Avenue
		Norwalk, CT  06854

On the Internet:Electronic copies are
		available on our website at
		http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.


INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

THE MANAGERS FUNDS

MONEY MARKET FUND
	____________________________

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 2, 2001, as supplemented
MAY 1, 2001
________________________________________________________


You can obtain a free copy of the Prospectus of MANAGERS
MONEY MARKET FUND (the "Fund") by calling The Managers Funds
LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

The Financial Statements of the Fund, including the Report of Independent Accountants, for the fiscal year ended November 30, 2000 are included in the Fund's Annual Report and are available without charge by calling The Managers Funds LLC at (800) 835-3879. They are incorporated by reference to this document.

TABLE OF CONTENTS
	                                              Page


GENERAL INFORMATION	                              3
INVESTMENT OBJECTIVES AND POLICIES	                  3
Investment Techniques and Associated Risks	      3
Quality and Diversification Requirements for the Fund 7
Fundamental Investment Restrictions	                  8
Non-Fundamental Investment Restrictions	            9
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST	      9
Trustees' Compensation	                             11
TRUSTEES OF THE PORTFOLIO	                       11
Trustees' Compensation	                             12
OFFICERS OF THE PORTFOLIO	                       13
CONTROL PERSONS AND
PRINCIPAL HOLDERS OF SECURITIES	                 14
Control Persons	                                   15
Management Ownership	                             15
MANAGEMENT OF THE FUND AND THE PORTFOLIO	           15
Investment Advisor	                             15
Compensation of Investment Advisor	                 15
Investment Advisory Agreement	                       16
Administrative Services; Distribution Arrangements   16
Fee Waivers and Expense Limitations	                 17
Portfolio Co-Administrator	                       17
Custodian	                                         18
Transfer Agent	                                   18
Financial Professionals	                             18
Independent Accountants	                             18
PURCHASE, REDEMPTION AND PRICING OF SHARES	     19
Purchasing Shares	                                   19
Redeeming Shares	                                   19
Exchange of Shares	                             20
Net Asset Value	                                   20
Dividends and Distributions	                       21
CERTAIN TAX MATTERS	                             21
Federal Income Taxation of Fund-in General	     21
Taxation of the Fund's Investments	                 22
Federal Income Taxation of Shareholders	           22
Foreign Shareholders	                             23
State and Local Taxes	                             23
Other Taxation	                                   23
PERFORMANCE DATA	                                   23
Portfolio Transactions	                             24
Massachusetts Business Trust	                       25
Description of Shares	                             26
Master-Feeder Investment Structure	                 27
Additional Information	                             28
FINANCIAL STATEMENTS	                             28
DESCRIPTION OF SECURITY RATINGS	                 29

GENERAL INFORMATION

	This Statement of Additional Information relates only to MANAGERS MONEY MARKET FUND (the "Fund"). The Fund is a series of shares of beneficial interest of THE MANAGERS FUNDS, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust").

	This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, Connecticut 06854.

	Since December 1, 1995, the Fund has operated through a two-tiered master-feeder investment fund structure. Historical information for the Fund contained in this Statement of Additional Information may include information prior to December 1, 1995.

	The Fund invests all of its investable assets in The Prime Money Market Portfolio (the "Portfolio"). The investment advisor of the Portfolio is J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), formerly Morgan Guaranty Trust Company of New York ("Morgan").

Investments in the Fund are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured or guaranteed by the Federal Deposit
	Insurance Corporation, the Federal Reserve Board or any other federal agency.


INVESTMENT OBJECTIVES AND POLICIES

	The following is additional information regarding the investment objectives and policies used by the Fund in an attempt to achieve the objective as stated in its current Prospectus. The Portfolio is an open-end, diversified management investment company having the same objective as the Fund.

	The Fund is designed for investors who seek to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve this objective by investing all of its investable assets in the Portfolio.

	The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

	The following are descriptions of the types of money market instruments that may be purchased by the Portfolio. Also see "Quality and Diversification Requirements of the Fund."

	(1) U.S. Treasury Securities. The Portfolio may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the United States.

	ADDITIONAL GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government
National Mortgage Association, the Farmers

Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

	(2) Foreign Government Obligations. The Portfolio, subject to its applicable investment policies, may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. Dollars.

	(3) Bank Obligations. The Portfolio, unless otherwise noted, may invest in negotiable certificates of deposits, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under laws of the United States or any state; (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros); and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

	COMMERCIAL PAPER. The Portfolio may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts.
Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation.
The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

	ASSET BACKED-SECURITIES.   The Portfolio may also invest in
securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral.

For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

	REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement.

	The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in the agreement plus accrued interest, and the Portfolio will make payment for such securities only upon the physical delivery or upon evidence of book entry transfer to the account of the Custodian.
The Portfolio will be fully collateralized within the meaning of paragraph (a) (4) of Rule 2a-7 under the Investment Company Act of
1940, as amended (the "1940 Act"). If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited.

	(4) Foreign Securities. The Portfolio may invest in foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Portfolio's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility.
Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

	(5) Municipal Bonds. The Portfolio may invest in municipal bonds issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The
Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations.
These municipal bonds and notes will be taxable securities; income generated from these instruments will be subject to federal, state and local taxes.

	(6)  When-Issued and Delayed Delivery Securities.  The
Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities, no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of the securities in determining its net asset value, if applicable, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with the Custodian a segregated account with liquid assets consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

	(7) Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (e.g., the Portfolio). As a shareholder of another investment company, the Fund or the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or the Portfolio bears directly in connection with its operations.

	(8) Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio, and, therefore, a form of leverage. The Portfolio will invest the proceeds of the borrowings under reverse repurchase agreements. In addition, the Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market Fund's ability to maintain a net asset value of $1.00 per share.

	(9) Securities Lending. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of its net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year.
Loans of Portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its Portfolio securities are similar to the risks to the Portfolio with respect to sellers in repurchase agreement transactions. See
"Repurchase Agreements." The Portfolio will not lend its securities to any officer, Trustee, Member of the Advisory Board, Director, employee, or other affiliate of the Portfolio, the Advisor or Funds Distributor, Inc. unless otherwise permitted by applicable law.

	(10) Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Portfolio may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus. The Portfolio may not acquire illiquid holdings if, as a result thereof, more than 10% of the Portfolio's total assets would be in illiquid investments. Subject to this fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933
Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within 7 days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

	The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Portfolio's Trustees. The Portfolio's Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

	As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

	(11) Synthetic Instruments. The Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of Synthetic Instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities."

QUALITY AND DIVERSIFICATION REQUIREMENTS FOR THE FUND

	The Portfolio intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

	At the time the Portfolio invests in any taxable commercial paper, master demand obligations, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Services or Standard & Poor's Corporation. The issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

	In order to achieve its investment objective and maintain a stable asset value, the Portfolio will (i) with respect to 75% of the Portfolio's assets, limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

	In addition, the Board of Trustees of the Portfolio has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

FUNDAMENTAL INVESTMENT RESTRICTIONS

	The following investment restrictions have been adopted by the Trust with respect to the Fund and by the Portfolio. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities.

	The investment restrictions of the Fund and the Portfolio are substantially identical, unless as otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

The Fund and the Portfolio:

(1)	May not make any investment inconsistent with the Fund's
classification as a diversified investment company under the Investment Company Act of 1940;

(2)	May not purchase any security which could cause the Fund to
concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments;

(3)	May not issue senior securities, except as permitted under the
Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(4)	May not borrow money, except to the extent permitted by
applicable law;

(5)	May not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
(b) invest in securities or other instruments issued by issuers that invest in real estate;

(7)	May not purchase or sell commodities or commodity
contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Portfolio from purchasing, selling or entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8)	May make loans to other persons, in accordance with the
Portfolio's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

	The following investment restrictions are not "fundamental" policies of the Fund and the Portfolio and may be changed without shareholder approval.

The Fund and the Portfolio:

(1)	May not acquire any illiquid securities, such as repurchase
agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid;

(2)	May not purchase securities on margin, make short sales of
securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

(3)	May not acquire securities of other investment companies,
except as permitted by the 1940 Act or any order pursuant thereto;

(4)	May not borrow money, except from banks for extraordinary
or emergency purposes and then only in amounts not to exceed 10%
of the value of the Portfolio's total assets, taken at cost, at the time of
such borrowing; or   mortgage, pledge, or hypothecate any assets
except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets; provided, however, that the Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Portfolio while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.


BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

	The Trust and the Portfolio are governed by two separate
Boards of Trustees. The Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards
Avenue, Norwalk, Connecticut 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1941.

SEAN M. HEALEY (1) - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October 1999. From April 1995 to October 1999, he was Executive Vice President of Affiliated

Managers Group, Inc.  From August 1987 through March
1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust
I and Managers Trust II.  His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton
& Putnam since 1977. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds,
Managers Trust I and Managers Trust II.  His date of birth is
September 23, 1945.

MADELINE H. MCWHINNEY - Trustee; Member of the
Investment Committee, New Jersey Supreme Court since 1990.  From
1977 to 1994, she was the President of Dale, Elliott & Company, Inc., Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme
Court. She has served as a Trustee of the Trust since 1987. She also serves as a Trustee of Managers Trust I and Managers Trust II. Her date of birth is March 11, 1922.

STEVEN J. PAGGIOLI - Trustee; Executive Vice President and
Director, The Wadsworth Group since 1986.  Vice President,
Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment
Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trust since 1993. He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers
Funds since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS - Trustee; Professor of Finance,
University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. President and Chief Executive Officer of Schneeweis Partners, LLC since January 2001. He has served as a Trustee of The Managers Funds since 1987. He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is May 10, 1947.

PETER M. LEBOVITZ - President; President and Chief Executive
Officer of The Managers Funds LLC. From 1995 to April 1999, he was Director of Marketing and Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). From September 1994 to 1995, he was Director of Marketing of The
Managers Funds, L.P. President of Managers Distributors, Inc. since December 2000. He also serves as President of Managers AMG
Funds, Managers Trust I and Managers Trust II. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Director, Finance and Planning of The Managers Funds LLC. From December 1994 to
December 2000, he was Chief Financial Officer of The Managers
Funds LLC (formerly The Managers Funds, L.P.).  Treasurer and
Chief Financial Officer of Managers Distributors, Inc. since December 2000. He also serves as Treasurer of Managers AMG Funds and
Treasurer and Secretary of Managers Trust I and Managers Trust II. From March 1990 to December 1994, he was a Vice President of
Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund Administration of The Managers Funds LLC. From August 1995 to December 2000, he was Portfolio Administrator of The Managers Funds LLC (formerly The Managers Funds, L.P.). He also serves as Assistant Treasurer of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 8, 1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager, Legal and
Compliance of The Managers Funds LLC.  From September 1997 to
December 2000, she was Legal/Compliance Officer of The Managers
Funds LLC (formerly The Managers Funds, L.P.). Assistant Secretary and Legal/Compliance Officer of Managers

Distributors, Inc. since
December 2000. She also serves as Assistant Secretary of Managers AMG Funds , Managers Trust I and Managers Trust II. From August
1994 to June 1997, she was a law student. Her date of birth is November 10, 1970.

[FN]
----------------------------------------------------------------------------
(1) Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.
-----------------------------------------------------------------------------

TRUSTEES' COMPENSATION

	For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex, for the fiscal year ended November 30, 2000, the Trustees were compensated as follows:

     COMPENSATION TABLE:

                                                                Total Compensation
     	                                                          From the
	                  Aggregate        Aggregate Compensation Fund and the
Name of	            Compensation     From Other Funds       Fund Complex
Trustee                 From the Fund(a) in Complex(b)          Paid to Trustees(c)

Jack W. Aber               $410               $24,090		  $24,500
William E. Chapman, II     $410               $24,090	   	  $24,500
Sean M. Healey	         none                 none	          none
Edward K. Kaier	         $410               $24,090	   	  $24,500
Madeline H. McWhinney      $410               $20,090	   	  $20,500
Steven J. Paggioli         $410               $20,090	   	  $20,500
Eric Rakowski	         $410               $24,090		  $24,500
Thomas R. Schneeweis       $396               $19,104		  $19,500
----------------------------------------------------------------------------------

----------------------------------------------------------------------
(a)	Compensation is calculated for the Fund's fiscal year ended
November 30, 2000. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Compensation is calculated from the Fund's fiscal year ended
November 30, 2000.

(c)	Total compensation includes compensation paid during the
12-month period ending November 30, 2000 for services as
Trustees of The Managers Funds, Managers AMG Funds,
Managers Trust I and Managers Trust II.
------------------------------------------------------------------------


TRUSTEES OF THE PORTFOLIO

	Their names, principal occupations and dates of birth are listed below. The mailing address of the Trustees of the Portfolio is c/o Pierpont Group Inc., 461 Fifth Avenue, New York, NY 10017.


FREDERICK S. ADDY-Trustee; Retired; Former Executive Vice
President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

WILLIAM G. BURNS-Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

ARTHUR C. ESCHENLAUER-Trustee; Retired; Former Senior
Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

MATTHEW HEALEY(2)-Trustee, Chairman and Chief Executive
Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.

MICHAEL P. MALLARDI-Trustee; Retired; Prior to April 1996,
Senior Vice President, Capital Cities/ABC, Inc. and President,
Broadcast Group.  His date of birth is March 17, 1934.
2Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Portfolio.

[FN]
--------------------------------------------------------------------------
(2) Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Portfolio.
--------------------------------------------------------------------------

TRUSTEES' COMPENSATION

	Each Trustee of the Portfolio is currently paid an annual fee of $75,000 for serving as Trustee of the Portfolio as well as 22 investment companies (comprised of 19 investment companies comprising The Master Portfolio, the J.P. Morgan Institutional Funds, the J.P. Morgan Funds and J.P. Morgan Series Trust) which are affiliated with the Advisor and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships which are unrelated to these funds.

	Trustee compensation expenses paid by the Portfolio for the calendar year ended December 31, 2000 are set forth below.


  				                      Total Trustee
			                            Compensation
				                      Accrued by the
		                Aggregate	    Master Portfolios*,
		                Trustee	          The J.P. Morgan
		                 Compensation     Funds and J.P.
		                 Paid by the      Morgan Institutional
		                 Portfolio	    Funds and J.P. Morgan
Name of Trustee              during 2000      Series Trust during 2000***
---------------	         ---------------    ---------------------------

Frederick S. Addy, Trustee    $20,024	       $75,000
William G. Burns, Trustee      20,024	  	  75,000
Arthur C. Eschenlauer, Trustee 20,024		  75,000
Matthew Healey, Trustee,
 Chairman and Chief Executive
 Officer**		             20,024	    	  75,000
Michael P. Mallardi, Trustee   20,024		  75,000
---------------------------------------------------------------------

---------------------------------------------------------------------
* Includes the Portfolio and 18 other Portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

**During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

***No investment company within the Portfolio's fund complex has a pension or retirement plan. Currently, there are 22 investment companies (19 investment companies comprising the Master
Portfolios, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the Portfolio's fund complex.
-----------------------------------------------------------------------

	The Trustees of the Portfolio decide upon general policies and are responsible for overseeing the Portfolio's various business affairs. The Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio. Pierpont Group, Inc. was organized in July 1989 to provide services for The J.P. Morgan Family of Funds (formerly The Pierpont Family of Funds), and the Trustees of the Portfolio are the equal and sole shareholders of Pierpont Group, Inc. The Portfolio has agreed to pay Pierpont Group, Inc. a fee in an amount approximating its reasonable costs in performing these services to the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

	The aggregate fees paid to Pierpont Group, Inc. by the Portfolio during the fiscal years ended November 30, 1998, November 30, 1999 and November 30, 2000 were $173,032, $228,328 and
$268,198, respectively.

ADVISORY BOARD

	The Trustees of the Portfolio determined as of January 26, 2000, to establish an advisory board and appoint four members
("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees of the Portfolio. The advisory board is distinct from the Trustees of the Portfolio and provides advice to them as to investment, management and operations of the Portfolio; but has no power to vote upon any matter put to a vote of the Trustees of the Portfolio. The advisory board and the members thereof also serve each of the 22 other investment companies affiliated with the Advisor. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees of the Portfolio will continuously consists of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of the Portfolio and each of the other investment companies affiliated with the Advisor, in anticipation of the current Trustees of the Portfolio reaching the mandatory retirement age of seventy and (ii) with the intention that the members of the Advisory Board will be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Portfolio and each of the 22 other investment companies affiliated with the Advisor and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to the Portfolio. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461
Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below.

ANN MAYNARD GRAY; Former President, Diversified Publishing
Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

JOHN R. LAIRD; Retired; Former Chief Executive Officer,
Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

GERARD P. LYNCH(3); Retired; Former Managing Director, Morgan
Stanley Group; President and Chief Operating Officer, Morgan
Stanley Services, Inc.  His date of birth is October 5, 1936.

JAMES J. SCHONBACHLER; Retired; Former Managing Director,
Bankers Trust Company and Chief Executive Officer and Director,
Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

[FN]
---------------------------------------------------------------------------
(3) Mr. Lynch may be deemed an "interested person" (as defined in the
1940 Act) of the Advisor due to his son's affiliation with an affiliate.
---------------------------------------------------------------------------

OFFICERS OF THE PORTFOLIO

	The Portfolio's executive officers as listed below, other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. The Portfolio's officers conduct and supervise the business operations of the Portfolio. The Portfolio has no employees.

	The officers of the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston,
Massachusetts 02109.

MATTHEW HEALEY; Chief Executive Officer.  Chairman,
Pierpont Group, since prior to 1996. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436.
His date of birth is August 23, 1937.

MARGARET W. CHAMBERS; Vice President and Secretary.
Executive Vice President and General Counsel of FDI since April,
1998.  From August 1996 to March 1998, Ms. Chambers was Vice
President and Assistant General Counsel for Loomis, Sayles &
Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

MARIE E. CONNOLLY; Vice President and Assistant Treasurer.
President, Chief Executive Officer and Director of FDI and an officer of certain investment companies distributed or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.

DOUGLAS C. CONROY; Vice President and Assistant Treasurer.
Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1999, Mr. Conroy was Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

KAREN JACOPPO-WOOD; Vice President and Assistant
Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI.
From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

CHRISTOPHER J. KELLEY; Vice President and Assistant
Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI.  From April 1994 to
July 1996, Mr. Kelley was Assistant Counsel at Forum Financial
Group.    His date of birth is December 24, 1964.

KATHLEEN K. MORRISEY; Vice President and Assistant
Secretary.  Vice President of FDI.  Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

MARY A. NELSON; Vice President and Assistant Treasurer.  Senior
Vice President and Directot of Financial Services at FDI since August 1994, and an officer of certain investment companies distributed or
administered by FDI.   Her date of birth is April 22, 1964.

MARY JO PACE; Assistant Treasurer.  Vice President, Morgan
Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group since prior to 1996. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

GEORGE A. RIO; President and Treasurer.  Executive Vice
President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and
Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

CHRISTINE ROTUNDO; Assistant Treasurer.  Vice President,
Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Fund Administration Group and was responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is
60 Wall Street, New York, New York 10260.  Her date of birth is
September 26, 1965.

ELLA VASQUEZ; Vice President and Assistant Secretary.  Vice
President of FDI since February 1999.  Ms. Vasquez served as
National Sales Associate for FDI from May 1996. Prior to that, she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14,
1961.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of March 23, 2001, no entity or person "controlled"
(within the meaning of the 1940 Act) the Fund. An entity or person which "controls" the Fund could have effective voting control over the Fund.

As of March 23, 2001, the following persons or entities owned more than 5% of the outstanding shares of the Fund:

*	Mellon Bank NA		 13%
*	PFPC Brokerage Services	 12%
*	Kathleen Watson		  9%
*	Blackcomb Associates L.P. 5%


MANAGEMENT OWNERSHIP

As of March 23, 2001, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

MANAGEMENT OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISOR

	Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998, the Portfolio's investment advisor is JPMIM. Prior to that date, Morgan Guaranty Trust Company of New York ("Morgan") was the investment advisor. JPMIM, a wholly-owned subsidiary of J.P.
Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment advisor under the Investment Advisers Act of 1940, as amended.

	J. P. Morgan Chase, through the Advisor and other subsidiaries offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients with combined assets under management of approximately $359 billion.

	The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory
Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of certain of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio.

	The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase.

COMPENSATION OF INVESTMENT ADVISOR

	As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of average daily net assets in excess of $1 billion.

	The advisory fees paid by the Portfolio to the Advisor are as follows: For the fiscal year ended November 30, 1998: $7,199,733. For the fiscal year ended November 30, 1999: $13,226,942. For the fiscal year ended November 30, 2000: $19,059,292.

INVESTMENT ADVISORY AGREEMENT

	The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio.

	If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

	Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Portfolio. Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and through the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan is located at 60 Wall Street, New
York, New York 10260.

ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

	The Portfolio has entered into Administrative Services Agreement (the "Services Agreement") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to the Portfolio. The Services Agreement may be terminated at any time, without penalty, by the Portfolio's Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

	Under the Services Agreement, effective August 1, 1996, the Portfolio has agreed to pay Morgan fees equal to the Portfolio's allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the Master Portfolios and the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

 The services fees paid by the Portfolio to Morgan are as follows: For the fiscal year ended November 30, 1998: $1,788,454. For the fiscal year ended November 30, 1999: $3,127,566. For the fiscal year ended November 30, 2000: $4,197,163.

Under an Administration and Shareholder Servicing
Agreement between the Trust and The Managers Funds LLC, The
Managers Funds LLC also serves as Administrator (the "Fund Administrator") of the Trust. Managers Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The Managers Funds
LLC, serves as the distributor of the Fund. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as its Managing Member. AMG is located at Two
International Place, 23rd Floor, Boston, Massachusetts 02110. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The distribution agreement (the "Distribution Agreement") between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

FEES WAIVERS AND EXPENSE LIMITATIONS

	From time to time, the Fund Administrator may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from the Fund. The Fund Administrator may decide to waive all or a portion of its fees from the Fund for such reasons as attempting to make the Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the fees payable by the Fund is reflected in the Fees and Expense Information located in the front of the Fund's Prospectus. Existing voluntary fee waivers by the Fund Administrator may be terminated or reduced in amount at any time, and solely at the discretion of the Fund Administrator. Shareholders will be notified of any change at the time that it becomes effective.

	In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under the various agreements discussed above and below, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Portfolio's Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, custodian fees and brokerage expenses.

PORTFOLIO CO-ADMINISTRATOR

	FDI serves as the Portfolio's exclusive placement agent.
Under a Co-Administration Agreement dated August 1, 1996, FDI also serves as the Portfolio's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Portfolio's Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Portfolio expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions.

	FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Portfolio; (ii) provides officers for the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature;
(v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

	For its services under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

	The administrative fees paid to FDI by the Portfolio for the fiscal periods indicated are as follows: For the fiscal year ended November 30, 1998: $115,137. For the fiscal year ended November 30, 1999: $147,749. For the fiscal year ended November 30, 2000:
$122,295.

CUSTODIAN

	State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts
02110, serves as the Trust's custodian and fund accounting agent, and the Trust's dividend disbursing agent. State Street is responsible for maintaining account records detailing the ownership of the shares of the Portfolio and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

	The Bank of New York ("BONY"), One Wall Street, New
York, New York 10286, serves as the Portfolio's custodian and fund accounting agent. Pursuant to the custodian contract, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the "Transfer
Agent") for the Fund.

FINANCIAL PROFESSIONALS

	The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Portfolio, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts services by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other services as Morgan or the financial professional clients may reasonably request and agree upon with the financial professional.

	Although there is no sales charge levied directly by the Portfolio, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and will not be remitted to the Portfolio or J.P. Morgan.

INDEPENDENT ACCOUNTANTS

	The Independent Accountants of the Portfolio are
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036. They are also located at
PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent.
Certain processing organizations may receive compensation from The Managers Funds LLC.

Purchase orders received by the Fund before the close of business of the New York Stock Exchange (usually 4:00 p.m. New
York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with The Managers Funds LLC, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with The Managers Funds LLC. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by The Managers Funds LLC on a case-by-case basis.

If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund
may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder
until the check has cleared.   This may take up to 15 calendar days
unless arrangements are made with The Managers Funds LLC.  The
Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

An investor may exchange shares from the Fund into shares of any series of the Trust without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount.
Shareholders should read the Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available. The
Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

The Fund computes its Net Asset Value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of the Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Interests in the Portfolio are valued at the value assigned by the Portfolio.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends and distributions daily and pays such dividends and distributions monthly as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

	CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF FUND-IN GENERAL

The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least
98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

GENERAL. Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE AND LOCAL TAXES

The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states, which have income tax laws, might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


PERFORMANCE DATA

	From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See the current Prospectus.

	YIELD QUOTATIONS. As required by the regulations of the SEC, current yield for the Money Market Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

	For the seven calendar days ended November 30, 2000, the current yield and effective yield of the Money Market Fund were 6.13% and 6.32%, respectively.

	TOTAL RETURN QUOTATIONS. As required by the regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $10,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount that would have been received upon redemption. As of December 31, 2000, the Money Market Fund's annualized one-, five- and ten-year total returns were 6.13%, 5.42% and 4.66% (unaudited), respectively.

	Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

	GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its total operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

	Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indexes from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

	From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends, (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund, (5) descriptions of investment strategies for the Fund, (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

	The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio.

	Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

	Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective.

	In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

	The Portfolio has a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

	Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as a placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

	On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate.
In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

MASSACHUSETTS BUSINESS TRUST

The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The
Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims,
(ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each share on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the new series, to the extent required by the 1940 Act.

MASTER-FEEDER INVESTMENT STRUCTRURE

	Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end investment management company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, also called the "Master Portfolio." The Portfolio is a separate registered investment with the same investment objective as the Fund, also called the "Feeder Fund." Generally, when a Master Portfolio seeks a vote to change any of its fundamental restrictions or policies, the Feeder Fund will hold a shareholder meeting and cast its vote proportionally, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), of the portfolio on matters on which the shares of the Fund shall be entitled to vote.

	In additional to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's exposure. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

	The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Trust to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund into another pooled investment entity having the same investment objective and restrictions and policies as the Fund.

	Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require additional withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of the Portfolio's portfolio securities, as opposed to a cash distribution, which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or may adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other changes in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

	Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

	Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a Fund). Also, funds with greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by the Fund's shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do not give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

ADDITIONAL INFORMATION

	This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


FINANCIAL STATEMENTS

	The following audited Financial Statements and the Notes to the Financial Statements for the Fund, and the Report of Independent Accountants of PricewaterhouseCoopers LLP are incorporated by reference to this SAI from the annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The following Financial Statements and reports are available without charge by calling The Managers Funds at (800) 835-3879, on The Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

	The Annual Report dated November 30, 2000 for Managers
Money Market Fund was filed with the SEC on January 26, 2001.
The accession number for such filing was 0000720309-01-500006.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S:

CORPORATE AND MUNICIPAL BONDS

AAA -	Debt rated AAA has the highest ratings assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -	Debt rated BBB is regarded as having an adequate capacity
to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -	Debt rated BB is regarded as having less near-term
vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A -	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -	This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 -	The short-term tax-exempt note rating of SP-2 has
satisfactory capacity to pay principal and interest.

MOODY'S:

CORPORATE AND MUNICIPAL BONDS

Aaa -	Bonds which are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -	Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 -	Issuers rated Prime-1 (or related supporting
institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* 	Leading market positions in well-
	established industries.
* 	High rates of return on funds employed.
* 	Conservative capitalization structures with
	moderate reliance on debt and ample asset
	protection.
*	Broad margins in earnings coverage of
	fixed financial charges and high internal
	cash generation.
*	Well established access to a range of
	financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 -	The short-term tax-exempt note rating MIG-1 is the
highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 -	MIG-2 rated notes are of high quality but with
margins of protection not as large as MIG-1.